                                                                 EXHIBIT 10.III

                         SECURITIES PURCHASE AGREEMENT

This  Securities  Purchase Agreement (this "Agreement") is dated as of February

3, 2004, among Mines  Management,  Inc.,  an Idaho corporation (the "Company"),

and each purchaser identified on the signature  pages  hereto  (each, including its  successors  and assigns, a "Purchaser" and collectively the "Purchasers");

and

WHEREAS, subject to  the  terms  and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated  thereunder,  the  Company  desires  to  issue  and  sell  to  each

Purchaser, and each Purchaser, severally  and  not jointly, desires to purchase from the Company in the aggregate, up to 2,000,000  shares  of Common Stock and

Warrants on the Closing Date.

NOW,  THEREFORE,  IN  CONSIDERATION of the mutual covenants contained  in  this

Agreement, and for other  good  and  valuable  consideration  the  receipt  and adequacy  of  which  are  hereby  acknowledged,  the Company and each Purchaser agrees as follows:

                            ARTICLE I. DEFINITIONS

1.1 Definitions. In addition to the terms defined  elsewhere in this Agreement,

for  all  purposes  of this Agreement, the following terms  have  the  meanings indicated in this Section 1.1:

"Action" shall have the meaning ascribed to such term in Section 3.1(j).

"Affiliate" means any  Person  that, directly or indirectly through one or more intermediaries, controls or is controlled  by or is under common control with a

Person as such terms are used in and construed  under Rule 144. With respect to a  Purchaser,  any investment fund or managed account  that  is  managed  on  a discretionary basis  by  the  same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

"Closing" means the closing of  the  purchase  and sale of the Common Stock and the Warrants pursuant to Section 2.1.

"Closing Date" means the Trading Day when all of the Transaction Documents have been  executed  and  delivered  by  the  applicable parties  thereto,  and  all conditions precedent to (i) the Purchasers' obligations to pay the Subscription

Amount and (ii) the Company's obligations  to  deliver the Securities have been satisfied or waived.

"Closing Price" means on any particular date (a)  the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time), or (b)  if there is no such price on  such date, then the closing bid price on the Trading  Market  on  the  date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)  for  the  closing bid price for regular session trading on such day), or

(c) if the Common  Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated (or a similar organization  or  agency  succeeding  to  its  functions of reporting prices), the most recent bid price per share of the

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Common  Stock so reported, or (e) if the shares of Common Stock  are  not  then publicly  traded the fair market value of a share of Common Stock as determined by a qualified  independent  appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common  stock  of  the  Company,  $0.01  par value per share,  and  any  securities  into  which  such  common stock may hereafter  be reclassified.

"Common  Stock  Equivalents"  means  any  securities  of  the  Company  or  the

Subsidiaries  which would entitle the holder thereof to  acquire  at  any  time

Common Stock, including  without limitation, any debt, preferred stock, rights,

options, warrants or other  instrument  that is at any time convertible into or exchangeable for, or otherwise entitles the  holder  thereof to receive, Common

Stock.

"Company Counsel" means Paine, Hamblen, Coffin, Brooke  &  Miller  LLP,  717 W.

Sprague  Ave.,  Suite  1200,  Spokane,  WA  99201,  Telephone 509.455.6000, Fax

509.838.0007.

"Disclosure Schedules" means the Disclosure Schedules  of the Company delivered concurrently herewith.

"Effective  Date"  means  the  date  that the Registration Statement  is  first declared effective by the Commission.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Force Majeure" includes lightening, earthquakes,  storms,  floods, sunstrokes,

freezing, and disruption of the national transportation system.

"FW"  means  Feldman  Weinstein  LLP  with  offices  located at 420 Lexington

Avenue, Suite 2620, New York, New York 10170-0002.

"Intellectual Property Rights" shall have the meaning ascribed to such term in

Section 3.1(o).

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material  Adverse  Effect"  shall have the meaning ascribed to  such  term  in

Section 3. l(b).

"Material Permits" shall have  the  meaning ascribed to such term in Section 3.

l(m).

"Per Share Purchase Price" equals $5.00,  subject to adjustment for reverse and forward stock splits, stock dividends, stock  combinations  and  other  similar transactions of the Common Stock that occur after the date of this Agreement.

"Person"  means  an individual or corporation, partnership, trust, incorporated or unincorporated  association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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"Proceeding"  means  an   action,  claim,  suit,  investigation  or  proceeding

(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registration  Statement"  means   a   registration   statement   meeting   the

requirements  set  forth  in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

"Registration Rights Agreement"  means the Registration Rights Agreement, dated as of the date of this Agreement,  among the Company and each Purchaser, in the form of Exhibit A hereto.

"Required Approvals" shall have the meaning ascribed to such term in Section 3.

l(e).

"Rule  144"  means Rule 144 promulgated  by  the  Commission  pursuant  to  the

Securities Act,  as  such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

"Securities" means the Shares, the Warrants and the Warrant Shares.

"Securities Act" means the Securities Act of 1933, as amended.

"Securities" means the Shares, the Warrants and the Warrant Shares.

"Securities Act" means the Securities Act of 1993, as amended.

"Shares" means the shares  of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

"Subscription Amount" means,  as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

"Subsidiary" shall mean the subsidiaries  of  the Company, if any, set forth on

Schedule 3.l(a).

"Trading Day" means a day on which the Common Stock  is  traded  on  a  Trading

Market.

"Trading  Market"  means the following markets or exchanges on which the Common

Stock is listed or quoted  for  trading  on  the date in question: OTC Bulletin

Board, the American Stock Exchange, the New York  Stock  Exchange,  the  Nasdaq

National Market or the Nasdaq Small Cap Market.

"Transaction Documents" means this Agreement, the Warrants and the Registration

Rights  Agreement  and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Warrants" means the  Common Stock Purchase Warrants, in the form of Exhibit B,

issuable to the Purchasers  at the Closing, which warrants shall be exercisable immediately upon issuance for  a  term  of five year and have an exercise price equal to $7.25 per share.

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"Warrant Shares" means the shares of Common Stock issuable upon exercise of the

Warrants.

                         ARTICLE II. PURCHASE AND SALE

2.1         Closing.   On the Closing Date,  each Purchaser shall purchase from

the  Company,  severally and not jointly with the  other  Purchasers,  and  the

Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's  Subscription  Amount  divided by the Per Share Purchase Price

and  (b) the Warrants as determined pursuant  to  Section  2.2(a)(iii).     The

aggregate  number  of  Shares  sold  hereunder shall be up to 2,000,000.   Upon

satisfaction of the conditions set forth  in  Section  2.2,  the  Closing shall occur at the offices of FW or such other location as the parties shall mutually agree.

2.2         Closing Conditions; Deliveries.

(a)   On  the Closing Date, the Company shall deliver or cause to be  delivered to each Purchaser the following:

(i)        this Agreement duly executed by the Company;

(ii)  a copy  of  the  irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares  equal  to  such  Purchaser's Subscription Amount divided  by  the  Per Share Purchase Price, registered  in  the  name  of  such

Purchaser;

(iii) with 3 Trading Days  of  the Closing Date,  a Warrant,  registered in the name of such  Purchaser,  pursuant to  which  such  Purchaser  shall  have  the right to  acquire  up  to the number of shares of Common Stock  equal to 25% of the Shares to be issued to such Purchaser at the Closing;

(iv)  the Registration Rights Agreement duly executed by the Company; and

(v)   a legal  opinion  of  Company  Counsel, in the form of Exhibit C attached hereto.

(b)         On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)        this Agreement duly executed by such Purchaser;

(ii)  such Purchaser's Subscription Amount  by  wire transfer to the account as specified in writing by the Company; and

(iii)    the Registration Rights Agreement duly executed by such Purchaser.

(c)   All representations and warranties of  the  other  party  contained herein  shall  remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

(d)   From  the  date  hereof  to the Closing Date, trading in the Common

Stock  shall  not  have  been  suspended by  the  Commission  (except  for  any suspension of trading of limited  duration  agreed  to  by  the  Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as

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reported  by  Bloomberg  Financial  Markets  shall  not have been suspended  or limited, or minimum prices shall not have been established  on securities whose

trades are reported by such service, or on any Trading   Market,  nor  shall  a

banking  moratorium  have been declared either by the United States or New York

State authorities nor  shall  there  have  occurred  any  material  outbreak or escalation of hostilities or other national or international calamity  of  such magnitude  in  its  effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company.    Except as set forth

under the corresponding  section  of  the Disclosure Schedules which Disclosure

Schedules  shall  be  deemed  a  part hereof,  the  Company  hereby  makes  the representations and warranties set forth below to each Purchaser:

      (a)   Subsidiaries.    All of the direct and indirect subsidiaries of the

Company are set forth on Schedule  3.1  (a).     The  Company owns, directly or

indirectly,  all  of  the  capital  stock  or  other equity interests  of  each

Subsidiary  free and clear of any Liens, and all  the  issued  and  outstanding shares of capital  stock  of  each  Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for

or purchase securities.    If the Company  has no subsidiaries, then references

in the Transaction Documents to the Subsidiaries will be disregarded.

      (b)   Organization and Qualification.    Each  of  the  Company  and  the

Subsidiaries  is  an  entity  duly incorporated or otherwise organized, validly existing  and in good standing under  the  laws  of  the  jurisdiction  of  its incorporation  or  organization  (as  applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of  its  respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified  to  conduct business and is in good standing as a foreign corporation or other entity  in each jurisdiction in  which the nature of the business conducted or property owned  by  it  makes such qualification necessary, except where the failure to be so qualified or in good  standing, as the case may be, could not have or reasonably be expected to result  in  (i)  a  material  adverse  effect  on  the  legality,  validity  or enforceability  of  any Transaction Document, (ii) a material adverse effect on the results of operations,  assets,  business, prospects or financial condition of the Company and the Subsidiaries, taken  as  a  whole,  or  (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any  of  (i), (ii)

or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any  such  jurisdiction  revoking, limiting or curtailing or seeking to revoke,

limit or curtail such power and authority or qualification.

      (c)   Authorization;   Enforcement.    The   Company  has  the  requisite

corporate power and authority to enter into and to consummate  the transactions contemplated by each of the Transaction Documents and otherwise  to  carry  out

its  obligations  thereunder.    The  execution  and  delivery  of  each of the

Transaction  Documents  by  the  Company  and  the  consummation  by  it of the transactions contemplated thereby have been duly authorized by

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all  necessary  action  on  the  part  of  the Company and no further action is required by the Company in connection therewith  other  than in connection with the Required Approvals. Each Transaction Document has been  (or  upon  delivery will  have been) duly executed by the Company and, when delivered in accordance with the  terms hereof, will constitute the valid and binding obligation of the

Company enforceable against the Company in accordance with its terms except (i)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws  of  general  application affecting enforcement of creditors' rights generally and (ii) as limited  by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

      (d)   No Conflicts.   The  execution,  delivery  and  performance  of the

Transaction  Documents by the Company, the issuance and sale of the Shares  and the consummation  by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's

or any  Subsidiary's    certificate  or  articles   of  incorporation,   bylaws

or  other organizational  or  charter  documents,  or  (ii)  conflict  with, or constitute  a  default  (or  an event that with notice or lapse of time or both would become a default) under,  result  in the creation of any Lien upon any of the properties or assets of the Company or  any  Subsidiary,  or give to others any rights  of termination, amendment, acceleration  or  cancellation  (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or  other instrument (evidencing a Company or Subsidiary debt or otherwise)  or other  understanding  to  which  the Company or any Subsidiary is a party or by which any property or asset of the  Company  or  any  Subsidiary  is  bound  or

affected,  or (iii) subject to the Required Approvals, to the Company's    best

knowledge, conflict with or result in a violation of any law, rule, regulation,

order, judgment,  injunction,  decree  or  other  restriction  of  any court or governmental  authority  to  which  the  Company  or  a  Subsidiary  is subject

(including federal and state securities laws and regulations), or by which  any property  or asset of the Company or a Subsidiary is bound or affected, or (iv)

conflict with or violate the terms of any agreement by which the Company or any

Subsidiary  is  bound  or  to which any property or asset of the Company or any

Subsidiary is bound or affected; except in the case of each of clauses (ii) and

(iii), such as could not have or reasonably be expected to result in a Material

Adverse Effect.

      (e)   Filings, Consents  and  Approvals.  The  Company is not required to obtain any consent, waiver, authorization or order of,  give  any notice to, or make any filing or registration with, any court or other federal,  state, local or  other  governmental  authority  or  other  Person  in  connection  with the

execution,   delivery  and  performance  by  the  Company  of  the  Transaction

Documents, other  than  (i)  filings  required  pursuant to Section 4.4 of this

Agreement, (ii) the filing with the Commission of  the  Registration Statement,

(iii) application(s) to each applicable Trading Market for  the  listing of the

Shares  and Warrant Shares for trading thereon in the time and manner  required thereby,  and (iv) the filing of Form D with the Commission and such filings as are required  to  be made under applicable state securities laws (collectively,

the "Required Approvals").

      (f)   Issuance  of  the  Securities.     The Shares and Warrants are duly

authorized  and, when issued and paid for in accordance  with  the  Transaction

Documents, will  be duly and validly issued, fully paid and nonassessable, free and clear of all Liens  imposed  by  the  Company  other  than  restrictions on transfer  provided  for in the Transaction Documents. The Warrant Shares,  when issued in accordance with the terms of the Transaction Documents, will


be validly issued, fully  paid  and  nonassessable, free and clear of all Liens imposed  by the Company. The Company has  reserved  from  its  duly  authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g)  Capitalization.  The  capitalization of the Company is as described in the

Company's most recent periodic  report  filed with the Commission. The Corrigan has not issued any capital stock since such  filing  other than pursuant to the exercise of employee stock options under the Company's  stock option plans, the issuance  of  shares  of Common Stock to employees pursuant  to  the  Company's employee stock purchase  plan  and  pursuant  to  the conversion or exercise of outstanding Common Stock Equivalents outstanding. No  Person  has  any right of first  refusal, preemptive right, right of participation, or any similar  right to participate  in  the transactions contemplated by the Transaction Documents.

Except as a result of  the purchase and sale of the Securities and as set forth on Schedule 3.1(g)), there  are no outstanding options, warrants, script rights to subscribe to, calls or commitments  of any character whatsoever relating to,

or securities, rights or obligations convertible  into  or exchangeable for, or giving any Person any right to subscribe for or acquire,  any  shares of Common

Stock, or contracts, commitments, understandings or arrangements  by  which the

Company or any Subsidiary is or may become bound to issue additional shares  of

Common  Stock,  or securities or rights convertible or exchangeable into shares of Common Stock.  The  issue  and  sale of the Securities will not obligate the

Company to issue shares of Common Stock  or  other  securities  to  any  Person

(other  than  the  Purchasers)  and will not result in a right of any holder of

Company securities to adjust the  exercise, conversion, exchange or reset price under such securities. All of the outstanding  shares  of  capital stock of the

Company are validly issued, fully paid and nonassessable, to the Company's best knowledge, have been issued in compliance with all federal and state securities laws,  and  none  of  such  outstanding shares was issued in violation  of  any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required  for  the  issuance  and  sale of the Shares.

Except  as disclosed in the SEC Reports, there are no stockholders  agreements,

voting agreements  or  other  similar  agreements with respect to the Company's capital stock to which the Company is a  party  or,  to  the  knowledge  of the

Company, between or among any of the Company's stockholders.

(h)       SEC  Reports; Financial Statements. The Company has filed all reports required to be filed  by  it  under  the  Securities  Act and the Exchange Act,

including  pursuant  to  Section  13(a)  or 15(d) thereof, for  the  two  years preceding the date hereof (or such shorter  period  as the Company was required by law to file such material) (the foregoing materials,  including the exhibits thereto,  being  collectively  referred to herein as the "SEC  Reports")  on  a timely basis or has received a valid  extension  of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in  all material respects with the requirements of the Securities Act and the Exchange  Act  and the rules and regulations  of  the  Commission promulgated thereunder, and none  of  the  SEC

Reports, when filed, contained  any  untrue  statement  of  a  material fact or omitted to state a material fact required to be stated therein or  necessary in order to make the statements therein, in light of the circumstances under which they  were  made,  not  misleading.  The  financial  statements  of the Company included  in  the  SEC  Reports comply in all material respects with applicable accounting requirements and  the  rules  and regulations of the Commission with respect thereto as in effect at the time of  filing.  Such financial statements have  been  prepared  in  accordance  with  United  States  generally  accepted accounting principles applied on a consistent basis


during the periods involved ("GAAP"), except as may be otherwise  specified  in such  financial  statements  or  the  notes  thereto  and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position  of the Company and its consolidated subsidiaries as of and for the dates thereof  and  the  results of operations and cash flows for the periods then ended, subject, in the  case  of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)        Material  Changes.  Since  the  date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event,  occurrence  or  development that has  had  or that could reasonably be expected to result in a Material  Adverse

Effect, (ii)  the  Company  has  not  incurred  any  liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses  incurred  in the ordinary  course  of business consistent with past practice and (B) liabilities not required to be  reflected in the Company's financial statements pursuant to

GAAP or required to be disclosed in filings made with the Commission, (iii) the

Company has not altered  its  method  of  accounting,  (iv) the Company has not declared or made any dividend or distribution of cash or  other property to its stockholders  or  purchased,  redeemed or made any agreements  to  purchase  or redeem any shares of its capital  stock  and (v) the Company has not issued any equity securities to any officer, director  or  Affiliate,  except  pursuant to existing  Company stock option plans. The Company does not have pending  before the Commission any request for confidential treatment of information.

(j)   Litigation.  There  is  no  action,  suit,  inquiry, notice of violation,

proceeding  or  investigation  pending  or, to the knowledge  of  the  Company,

threatened against or affecting the Company,  any  Subsidiary  or  any of their respective  properties  before  or  by  any court, arbitrator, governmental  or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which  (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an  unfavorable  decision,  have or reasonably  be  expected to result in a Material Adverse Effect. Except as  set forth on Schedule  3.1(j),  neither  the  Company  nor  any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state  securities laws or a claim of breach of fiduciary duty. There has not been, and to  the  knowledge of the Company, there is not pending or contemplated, any investigation  by the

Commission  involving  the Company or any current or former director or officer of the Company. The Commission  has  not  issued  any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)   Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the  employees  of  the Company which could reasonably be expected to result in a Material Adverse Effect.

(1)   Compliance.  Neither  the  Company  nor  any Subsidiary (i) is in default under or in violation of (and no event has occurred  that  has  not been waived that,  with notice or lapse of time or both, would result in a default  by  the

Company  or  any  Subsidiary  under),  nor  has  the  Company or any Subsidiary received  notice  of  a claim that it is in default under  or  that  it  is  in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it  is  a  party or by which it or any of its properties is bound (whether or not such default or


violation has been waived), (ii)  is  in  violation  of any order of any court,

arbitrator or governmental body, or (iii) is or has been  in  violation  of any statute,  rule  or  regulation of any governmental authority, including without limitation all foreign,  federal,  state  and  local  laws  applicable  to  its business  except in each case as could not have a Material Adverse Effect. See,

Schedule 3.1(m) for additional information.

(m)   Regulatory  Permits.  Except as disclosed on Schedule 3.1(m), the Company and  the Subsidiaries possess  all  certificates,  authorizations  and  permits

issued   by  the  appropriate  federal,  state,  local  or  foreign  regulatory authorities  necessary  to  conduct their respective businesses as described in the SEC Reports, except where  the  failure  to  possess such permits could not have  or  reasonably  be  expected  to  result  in  a Material  Adverse  Effect

("Material Permits"), and neither the Company nor any  Subsidiary  has received any  notice  of proceedings relating to the revocation or modification  of  any

Material Permit.

(n)    Title to  Assets.  .  The  Company  and  the  Subsidiaries have good and marketable  title  in fee simple to all real property owned  by  them  that  is material to the business  of  the  Company  and  the  Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case  free  and  clear of all  Liens,  except  for  Liens  as  do not materially affect the value of such property and do not materially interfere  with  the use made and proposed to be made of such property by the Company and the Subsidiaries  and  Liens  for  the

payment  of  federal,  state  or  other  taxes, the payment of which is neither delinquent  nor subject to penalties. Any real  property  and  facilities  held under lease by  the  Company and the Subsidiaries are held by them under valid,

subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

See, Schedule 3.1(n) for information regarding the right to process and develop unpatented mining claims.

(o)   Patents and Trademarks.  The  Company  and the Subsidiaries have, or have

rights  to  use,  all  patents,  patent  applications,   trademarks,  trademark

applications,  service  marks,  trade  names,  copyrights, licenses  and  other similar  rights  necessary  or  material  for  use  in  connection  with  their respective businesses as described in the SEC Reports  and which the failure to so have could have a Material Adverse Effect (collectively,  the  "Intellectual

Property  Rights").  Neither  the  Company  nor  any Subsidiary has received  a written notice that the Intellectual Property Rights used by the Company or any

Subsidiary  violates  or  infringes  upon  the rights of  any  Person.  To  the knowledge of the Company, all such Intellectual Property Rights are enforceable and  there  is  no  existing  infringement by another  Person  of  any  of  the

Intellectual Property Rights of others.

(p)   Insurance. The Company and  the  Subsidiaries  are insured by insurers of recognized financial responsibility against such losses  and  risks and in such amounts as are prudent and customary in the businesses in which the Company and the  Subsidiaries  are  engaged.  To  the  best  of  Company's knowledge,  such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will  not be able to renew its existing insurance coverage as and when such coverage expires  or to obtain similar  coverage  from  similar  insurers as may be necessary to continue  its business without a significant increase in cost.


(q)   Transactions With Affiliates  and  Employees.  Except as set forth in the

SEC  Reports,  none of the officers or directors of the  Company  and,  to  the knowledge of the  Company,  none of the employees of the Company is presently a party to any transaction with  the  Company  or  any Subsidiary (other than for services  as  employees,  officers  and  directors),  including  any  contract,

agreement or other arrangement providing for the furnishing  of  services to or by, providing for rental of real or personal property to or from,  or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge  of  the Company, any entity in which any officer, director,  or  any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees  for  services  rendered,  (ii)  reimbursement  for expenses incurred  on  behalf  of  the  Company  and  (iii) for other employee benefits,

including stock option agreements under any stock option plan of the Company.

(r)   Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance  with all provisions of the Sarbanes-Oxley Act  of  2002  which  are applicable to  it  as  of  the  Closing  Date. The Company and the Subsidiaries

maintain  a  system  of  internal  accounting controls  sufficient  to  provide reasonable assurance that (i) transactions  are  executed  in  accordance  with management's general or specific authorizations, (ii) transactions are recorded as  necessary  to permit preparation of financial statements in conformity with

GAAP and to maintain  asset accountability, (iii) access to assets is permitted only in accordance with  management's  general  or  specific authorization, and

(iv)  the  recorded  accountability for assets is compared  with  the  existing assets at reasonable intervals  and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures

(as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the Company and

designed  such  disclosure controls and  procedures  to  ensure  that  material information relating  to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the  Company's  most recently filed period report under the

Exchange Act, as the case may be, is  being  prepared. The Company's certifying officers  have  evaluated  the  effectiveness  of the  Company's  controls  and procedures as of the last date of the period covered by the most recently filed periodic report under the Exchange Act (such date,  the "Evaluation Date"). The

Company presented in its most recently filed period report  under  the Exchange

Act the conclusions of the certifying officers about the effectiveness  of  the disclosure  controls  and  procedures  based  on  their  evaluations  as of the

Evaluation  Date.  Since  the  Evaluation  Date, there have been no significant changes in the Company's internal controls (as  such  term  is  defined in Item

307(b)  of Regulation S-K under the Exchange Act) or, the Company's  knowledge,

in other  factors  that  could  significantly  affect  the  Company's  internal controls.

(s)   Certain  Fees.  Except  as disclosed on Schedule 3.1(s), no brokerage  or finder's fees or commissions are  or  will  be  payable  by  the Company to any broker,  financial  advisor or consultant, finder, placement agent,  investment banker, bank or other  Person  with respect to the transactions contemplated by this Agreement. The Purchasers shall  have  no  obligation  with respect to any fees  or with respect to any claims made by or on behalf of other  Persons  for fees of  a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.


(t)   Private    Placement.   Assuming   the   accuracy   of   the   Purchasers

representations and  warranties set forth in Section 3.2, no registration under the Securities Act is  required for the offer and sale of the Securities by the

Company to the Purchasers  as contemplated hereby. The issuance and sale of the

Securities hereunder does not  contravene  the  rules  and  regulations  of the

Trading Market.

(u)   Investment  Company.  The Company is not, and is not an Affiliate of, and

immediately after receipt of  payment  for  the  Shares,  will  not be or be an

Affiliate  of,  an  "investment  company"  within the meaning of the Investment

Company Act of 1940, as amended. The Company  shall  conduct  its business in a manner so that it will not become subject to the Investment Company Act.

(v)     Registration Rights. Except as disclosed on Schedule 3.1(v),  no Person has  any  right  to  cause  the  Company  to  effect the registration under the

Securities Act of any securities of the Company.

(w)     Listing and Maintenance Requirements. The  Company's  Common  Stock  is

registered  pursuant  to Section 12(g) of the Exchange Act, and the Company has

taken no action designed  to,  or  which to its knowledge is likely to have the effect of, terminating the registration  of the Common Stock under the Exchange

Act  nor  has  the Company received any notification  that  the  Commission  is contemplating terminating  such  registration.  The  Company has not, in the 12 months preceding the date hereof, received notice from  any  Trading  Market on which  the Common Stock is or has been listed or quoted to the effect that  the

Company  is  not  in compliance with the listing or maintenance requirements of such Trading Market.  The Company is, and has no reason to believe that it will not in the foreseeable  future  continue  to  be,  in  compliance with all such listing and maintenance requirements.

(x)   Application  of  Takeover  Protections.  The  Company and  its  Board  of

Directors  have  taken  all  necessary  action,  if  any, in  order  to  render inapplicable any control share acquisition, business combination,  poison  pill

(including  any  distribution  under a rights agreement) or other similar anti-

takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of  its  state of incorporation that is or could become applicable to the Purchasers as a  result  of  the  Purchasers  and  the

Company  fulfilling  their  obligations  or  exercising  their rights under the

Transaction Documents, including without limitation the Company's  issuance  of the Securities and the Purchasers' ownership of the Securities.

(y)    Disclosure. The Company confirms that, neither the Company nor any other

Person  acting on its behalf has provided any of the Purchasers or their agents or counsel  with any information that constitutes or might constitute material,

non-public  information.   The   Company  understands  and  confirms  that  the

Purchasers  will  rely  on  the  foregoing  representations  and  covenants  in effecting transactions in securities of the Company. All disclosure provided to the  Purchasers  regarding  the Company,  its  business  and  the  transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with  respect  to  the  representations and warranties made  herein  are  true  and correct with respect to such  representations  and warranties and do not contain  any  untrue statement of a material fact or omit to state any material fact necessary  in  order  to  make  the  statements made therein,  in  light  of  the  circumstances  under  which  they were made,  not misleading. The


Company  acknowledges  and  agrees  that  no  Purchaser makes or has  made  any representations  or  warranties with respect to the  transactions  contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)   No  Integrated  Offering.   Assuming  the  accuracy  of  the  Purchasers'

representations and warranties set  forth  in Section 3.2, neither the Company,

nor any of its affiliates, nor any Person acting  on  its  or their behalf has,

directly or indirectly, made any offers or sales of any security  or  solicited any  offers  to  buy  any  security,  under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for  purposes  of  the Securities Act or any  applicable  shareholder  approval provisions, including,  without  limitation, under the rules and regulations of any exchange or automated quotation  system  on  which any of the securities of the Company are listed or designated, except for those  Persons  to whom offers or sales of shares of Common Stock of the Company may be made by the Company to accredited investors in a pending private placement, as disclosed  on  Schedule

3.1(z).

(aa)   Solvency.  Based  on  the  financial  condition of the Company as of the

Closing Date after giving effect to the receipt  by the Company of the proceeds from  the  sale of the Securities hereunder, (i) the  Company's  fair  saleable value of its  assets  exceeds the amount that will be required to be paid on or in respect of the Company's  existing  debts  and  other liabilities (including known contingent liabilities) as they mature; (ii) the  Company's assets do not constitute unreasonably small capital to carry on its business  for the current fiscal  year  as  now  conducted and as proposed to be conducted including  its capital needs taking into  account  the  particular capital requirements of the business  conducted  by  the Company, and projected  capital  requirements  and capital availability thereof;  and  (iii) the current cash flow of the Company,

together with the proceeds the Company  would receive, were it to liquidate all of its assets, after taking into account  all  anticipated  uses  of  the cash,

would  be sufficient to pay all amounts on or in respect of its debt when  such amounts  are  required  to  be paid. The Company does not intend to incur debts beyond its ability to pay such  debts  as  they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(bb)  Form S-3 Eligibility. The Company will be eligible to register the resale of its Common Stock by the Purchasers under  Form  S-3  promulgated  under  the

Securities  Act  and  the  Company  hereby covenants and agrees to use its best efforts to maintain its eligibility to  use  Form  S-3  until  the Registration

Statement  covering  the resale of the Shares shall have been filed  with,  and declared effective by, the Commission.

(cc)  Taxes.  Except for  matters  that  would  not,  individually  or  in  the aggregate, have  or  reasonably  be  expected  to  result in a Material Adverse

Effect, the Company and each Subsidiary to their best  knowledge  has filed all necessary federal, state and foreign income and franchise tax returns  and  has paid  or  accrued  all  taxes  shown  as  due  thereon,  and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the

Company or any Subsidiary.

(dd)  General Solicitation. Neither the Company nor any person acting on behalf of  the Company has offered or sold any of the Shares by any  form  of  general solicitation  or  general  advertising.  The Company has offered the Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.


(ee)  Foreign Corrupt Practices. Neither the  Company,  nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i)

directly  or  indirectly,  used  any corrupt funds for unlawful  contributions,

gifts, entertainment or other unlawful  expenses related to foreign or domestic political  activity, (ii) made any unlawful  payment  to  foreign  or  domestic government officials  or  employees  or  to  any  foreign or domestic political parties or campaigns from corporate funds, (iii) failed  to  disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv)  violated  in any  material  respect  any  provision  of the Foreign Corrupt Practices Act of

1977, as amended.

(ff)  Accountants. The Company's accountants  are set forth on Schedule 3.1(ff)

of the Disclosure Schedule. To the Company's knowledge,  such  accountants, who the  Company  expects will express their opinion with respect to the  financial statements to be included in the Company's Annual Report on Form 10-KSB for the

year ended December  31,  2003,  are independent accountants as required by the

Securities Act.

(gg)  Acknowledgment Regarding Purchasers'  Purchase  of  Shares.  The  Company

acknowledges  and  agrees  that  each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial  advisor  or fiduciary of the Company (or in any similar capacity) with respect to this Agreement  and  the  transactions contemplated  hereby  and  any  advice  given by any Purchaser or any of  their respective representatives or agents in connection  with this Agreement and the transactions  contemplated  hereby  is  merely incidental  to  the  Purchasers'

purchase of the Shares. The Company further  represents  to each Purchaser that the Company's decision to enter into this Agreement has been  based  solely  on the  independent  evaluation  of  the  transactions  contemplated hereby by the

Company and its representatives.

3.2   Representations and Warranties of the Purchasers.  Each Purchaser hereby,

for itself and for no other Purchaser, represents and warrants  as  of the date hereof and as of the Closing Date to the Company as follows:

(a)   Organization;  Authority.  Such  Purchaser  is  an entity duly organized,

validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership  power  and authority to enter  into and to consummate the transactions contemplated by the  Transaction

Documents and otherwise to carry out its obligations thereunder. The execution,

delivery  and performance by such Purchaser of the transactions contemplated by this Agreement  have been duly authorized by all necessary corporate or similar action on the part  of such Purchaser. Each Transaction Document to which it is party has been duly executed  by  such  Purchaser,  and  when delivered by such

Purchaser in accordance with the terms hereof, will constitute  the  valid  and legally  binding  obligation  of  such  Purchaser,  enforceable  against  it in accordance  with  its  terms,  except  (i)  as  limited  by  general  equitable principles  and  applicable  bankruptcy, insolvency, reorganization, moratorium and  other  laws of general application  affecting  enforcement  of  creditors'

rights generally,  (ii)  as  limited  by  laws  relating to the availability of specific performance, injunctive relief or other  equitable  remedies and (iii)

insofar  as  indemnification  and  contribution  provisions may be  limited  by applicable law.


(b)    Investment Intent.  Such Purchaser understands  that  the Securities are

"restricted securities" and have not been registered under the  Securities  Act or  any  applicable  state  securities  law  and is acquiring the Securities as principal for its own account for investment purposes  only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or  understanding  with  any other persons regarding the distribution  of  such

Securities (this representation  and  warranty  not  limiting  such Purchaser's right  to  sell  the  Securities  pursuant  to  the  Registration Statement  or otherwise  in  compliance with applicable federal and state  securities  laws).

Such Purchaser is  acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser  does  not  have  any  agreement or understanding,

directly or indirectly, with any Person to distribute any of the Securities.

(b)  Purchaser  Status.     At  the  time  such  Purchaser   was   offered  the

Securities, it was, and at the date hereof it is, and on each date on  which it exercises  any  Warrants,  it  will be either: (i) an "accredited investor"  as defined  in  Rule  501(a)(l),  (a)(2),  (a)(3),  (a)(7)  or  (a)(8)  under  the

Securities Act or (ii) a "qualified  institutional  buyer"  as  defined in Rule

144A(a)  under  the  Securities  Act.    Such Purchaser is not required  to  be

registered as a broker-dealer under Section 15 of the Exchange Act.

(c)      Experience  of  Such  Purchaser.   Such  Purchaser,  either  alone  or

together  with its representatives,  has  such  knowledge,  sophistication  and experience  in business and financial matters so as to be capable of evaluating the merits and  risks  of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of  an  investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)     General  Solicitation.      Such   Purchaser  is   not   purchasing the

Securities  as  a  result  of  any  advertisement,  article,  notice  or  other communication regarding the Securities published in any newspaper, magazine  or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The  Company  acknowledges  and agrees that each Purchaser does not make or has not made any representations  or  warranties  with  respect to the transactions contemplated hereby other than those specifically set  forth  in  this  Section

3.2.

                  ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES

4.1       Transfer Restrictions.

(a)   The  Securities  may  only  be  disposed  of in compliance with state and federal securities laws.  In connection with any  transfer  of Securities other than  pursuant  to  an  effective registration statement or Rule  144,  to  the

Company or to an Affiliate  of  a  Purchaser  or in connection with a pledge as contemplated in Section 4.1(b), the Company may  require the transferor thereof to provide to the Company an opinion of counsel selected  by the transferor and reasonably acceptable to the Company, the form and substance  of  which opinion and  shall be reasonably satisfactory to the Company, to the effect  that  such transfer


does  not  require  registration  of  such  transferred  Securities  under  the

Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)   The  Purchasers  agree  to the imprinting, so long as is required by this

Section 4.1(b), of a legend on  any  of  the  Securities  substantially  in the following form:

THESE  SECURITIES  HAVE  NOT  BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE

COMMISSION OR THE SECURITIES COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN

EXEMPTION  FROM  REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

"SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT

TO AN EFFECTIVE REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO

AN  AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE

REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT  AND  IN  ACCORDANCE  WITH

APPLICABLE STATE SECURITIES LAWS AS EVIDENCED  BY A LEGAL OPINION OF COUNSEL TO

THE  TRANSFEROR  TO SUCH EFFECT, THE SUBSTANCE OF  WHICH  SHALL  BE  REASONABLY

ACCEPTABLE TO THE COMPANY.

(c)   Certificates  evidencing  the Shares and Warrant Shares shall not contain any legend (including the legend  set  forth  in  Section  4.1(b)), (i) while a registration  statement  (including  the Registration Statement)  covering  the resale  of  such  security  is effective under  the  Securities  Act,  or  (ii)

following any sale of such Shares  or  Warrant  Shares pursuant to Rule 144, or

(iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k),

or  (iv) if such legend is not required under applicable  requirements  of  the

Securities Act (including judicial interpretations and pronouncements issued by the Staff  of  the Commission).  The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective  registration  statement  to  cover  the  resale of the Warrant

Shares,  such Warrant Shares shall be issued free of all legends.  The  Company agrees that  following  the Effective Date or at such time as such legend is no longer required under this  Section 4.1(c), it will, no later than five Trading

Days following the delivery by  a  Purchaser  to  the  Company or the Company's transfer agent of a certificate representing Shares or Warrant  Shares,  as the case  may  be, issued with a restrictive legend (such date, the "Legend Removal

Date"), deliver  or  cause  to  be  delivered  to  such Purchaser a certificate representing  such  Securities  that  is  free from all restrictive  and  other legends unless the failure to deliver such  certificate in a timely manner is a result of Force Majeure. The Company may not  make  any notation on its records or  give  instructions to any transfer agent of the Company  that  enlarge  the restrictions on transfer set forth in this Section.

(d)    In addition  to  such  Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash,  as  partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant  Shares  (based  on  the  Closing

Price  of  the  Common  Stock  on the date such Securities are submitted to the

Company's transfer agent) subject  to  Section  4.1(c),  $10  per  Trading  Day

(increasing  to  $20  per  Trading Day five (5) Trading Days after such damages have begun to accrue) for each  Trading Day after the Legend Removal Date until such certificate is delivered. Nothing  herein  shall  limit  such  Purchaser's right to pursue actual


damages  for  the  Company's  failure to deliver certificates representing  any

Securities as required by the Transaction  Documents,  and such Purchaser shall have  the  right to pursue all remedies available to it at  law  or  in  equity

including,  without   limitation,  a  decree  of  specific  performance  and/or

injunctive relief.

(e)   Each Purchaser, severally  and  not  jointly  with  the other Purchasers,

agrees   that   the   removal  of  the  restrictive  legend  from  certificates

representing Securities as set forth in this Section 4.1 is predicated upon the

Company's reliance that  the  Purchaser  will  sell  any Securities pursuant to either  the  registration  requirements of the Securities  Act,  including  any applicable prospectus delivery requirements, or an exemption therefrom.

(f)   Until the date that each  Purchaser  holds  less  than  20% of the Shares initially  purchased  hereunder  by  such  Purchaser,  the  Company  shall  not undertake  a  reverse or forward stock split or reclassification of the  Common

Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

4.2   Furnishing  of Information. As long as any Purchaser owns Securities, the

Company covenants to  timely  file (or obtain extensions in respect thereof and file within the applicable grace  period)  all  reports required to be filed by the Company after the date hereof pursuant to the  Exchange Act. As long as any

Purchaser  owns  Securities,  if the Company is not required  to  file  reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance  with  Rule 144(c) such information as is required for the Purchasers to sell the Securities  under Rule 144. The Company further  covenants  that  it will take such further action  as  any  holder  of

Securities may reasonably request, all to the extent required from time to time to enable such Person to sell  such  Securities  without registration under the

Securities Act within the limitation of the exemptions provided by Rule 144.

4.3         Integration.   Except as disclosed in  Schedule 3.1(z), the Company

shall not sell, offer for sale or solicit offers to  buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities  in  a manner that would  require  the  registration under the Securities Act of the sale  of  the

Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for  purposes  of  the  rules  and regulations of any Trading

Market such that it would require shareholder approval  prior to the closing of such  other  transaction  unless  shareholder approval is obtained  before  the closing of such subsequent transaction.

4.4         Securities Laws Disclosure;  Publicity.  The Company shall, by 8:30

a.m. Eastern time on the Trading Day following  the Closing Date, issue a press release  or  file  a  Current  Report  on  Form 8-K, in  each  case  reasonably acceptable to each Purchaser disclosing the  material terms of the transactions contemplated hereby. The Company and each Purchaser  shall  consult  with  each

other   in  issuing  any  press  releases  with  respect  to  the  transactions contemplated  hereby, and neither the Company nor any Purchaser shall issue any such press release  or  otherwise  make  any  such public statement without the prior  consent  of  the  Company,  with respect to any  press  release  of  any

Purchaser, or without the prior consent  of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld,

except if such disclosure is required by law,  in  which  case  the  disclosing party  shall promptly provide the other party with prior notice of such  public statement  or  communication.  Notwithstanding the foregoing, the Company shall


not publicly disclose  the  name  of  any Purchaser, or include the name of any

Purchaser in any filing with the Commission or any regulatory agency or Trading

Market, without the prior written consent  of  such  Purchaser,  except  (i) as required  by  federal  securities  law  in  connection  with  the  registration statement  contemplated  by  the  Registration Rights Agreement and (ii) to the

extent such disclosure is required  by  law  or  Trading Market regulations, in which case the Company shall provide the Purchasers  with  prior notice of such disclosure permitted under subclause (i) or (ii).

4.5    Shareholders  Rights  Plan.   No claim will be made or enforced  by  the

Company  or,  to the knowledge of  the  Company,  any  other  Person  that  any

Purchaser is an  "Acquiring  Person"  under  any  shareholders  rights  plan or similar  plan or arrangement in effect or hereafter adopted by the Company,  or that any Purchaser  could  be deemed to trigger the provisions of any such plan or  arrangement,  by  virtue of  receiving  Securities  under  the  Transaction

Documents or under any  other agreement between the Company and the Purchasers.

The Company shall conduct  its  business in a manner so that it will not become subject to the Investment Company Act.

4.6         Non-Public Information.  The  Company  covenants  and  agrees  that neither it nor any other Person acting on its behalf will provide any Purchaser or  its  agents  or  counsel  with  any  information  that the Company believes

constitutes  material  non-public  information,  unless  prior   thereto   such

Purchaser shall have executed a written agreement regarding the confidentiality and  use  of  such  information. The Company understands and confirms that each

Purchaser  shall be relying  on  the  foregoing  representations  in  effecting transactions in securities of the Company.

4.7         Use  of  Proceeds.  Except  as  set  forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from  the sale of the Securities hereunder  for  working capital purposes and not for the  satisfaction  of  any portion of the Company's  debt  (other  than  payment  of trade payables in the ordinary course of the Company's business and prior practices),  to  redeem any

Company  equity  or  equity-equivalent  securities or to settle any outstanding litigation.

4.8         Reimbursement.   If any Purchaser  becomes involved in any capacity

in any Proceeding by or against any Person who is  a stockholder of the Company

(except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder),  solely as a result of such

Purchaser's  acquisition  of the Securities under this Agreement,  the  Company will reimburse such Purchaser  for  its  reasonable  legal  and  other expenses

(including  the cost of any investigation preparation and travel in  connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement  obligations  of  the  Company  under  this paragraph shall be in addition to any liability which the Company may otherwise  have,  shall  extend upon the same terms and conditions to any Affiliates of the Purchasers who  are actually  named  in  such  action,  proceeding  or investigation, and partners,

directors, agents, employees and controlling persons  (if any), as the case may be, of the Purchasers and any such Affiliate, and shall  be  binding  upon  and

inure   to   the  benefit  of  any  successors,  assigns,  heirs  and  personal representatives  of  the Company, the Purchasers and any such Affiliate and any

such Person.    The Company  also  agrees  that  neither the Purchasers nor any such Affiliates, partners, directors, agents, employees  or controlling persons shall  have  any  liability  to the Company or any Person asserting  claims  on behalf of or in right of the Company  solely  as  a  result  of  acquiring  the

Securities under this Agreement.


4.9         Indemnification of Purchasers.    Subject to the provisions of this

Section  4.9,  the  Company  will  indemnify  and hold the Purchasers and their directors,  officers, shareholders, partners, employees  and  agents  (each,  a

"Purchaser Party")  harmless from any and all losses, liabilities, obligations,

claims, contingencies,  damages, costs and expenses,  including  all judgments,

amounts  paid  in  settlements,   court  costs   and reasonable attorneys' fees

and costs of investigation that any such Purchaser Party may suffer or incur as a  result  of  or  relating  to (a) any breach of any of  the  representations,

warranties, covenants or agreements made by the Company in this Agreement or in the  other  Transaction Documents  or  (b)  any  action  instituted  against  a

Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who  is  not an Affiliate of such Purchaser, with respect to any of the transactions contemplated  by the Transaction Documents (unless such action is  based  upon  a  breach of such Purchaser's  representation,  warranties  or covenants under the Transaction  Documents  or any agreements or understandings such Purchaser may have with any such stockholder  or  any  violations  by  the

Purchaser  of state or federal securities laws or any conduct by such Purchaser which constitutes  fraud, gross negligence, willful misconduct or malfeasance).

If any action shall  be brought against any Purchaser Party in respect of which indemnity may be sought  pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof  with  counsel  of  its  own choosing. Any Purchaser

Party shall have the right to employ separate counsel  in  any  such action and participate in the defense thereof, but the fees and expenses of  such  counsel shall  be at the expense of such Purchaser Party except to the extent that  (i)

the employment  thereof  has  been  specifically  authorized  by the Company in writing,  (ii)  the  Company has failed after a reasonable period  of  time  to assume such defense and  to employ counsel or (iii) in such action there is, in the reasonable opinion of  such  separate  counsel,  a material conflict on any material issue between the position of the Company and  the  position  of  such

Purchaser  Party.  The  Company will not be liable to any Purchaser Party under this Agreement (i) for any  settlement  by  an Purchaser Party effected without the Company's prior written consent, which shall  not  be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent  that  a loss, claim,

damage or liability is attributable to any Purchaser Party's breach  of  any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

4.10        Reservation of Common Stock. As of the date hereof, the Company has reserved  and  the  Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of menabling  the  Company  to  issue  Shares  pursuant to this

Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.11        Listing  of  Common  Stock. The Company hereby agrees to  use  best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following  the  Closing  (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading  Market.  The Company further agrees, if the Company applies to have the Common Stock traded  on  any other Trading Market, it will include in such application all of the Shares and

Warrant Shares, and will take such other action as is necessary to cause all of the  Shares  and  Warrant  Shares  to be listed on such other Trading Market as

promptly as possible.   The Company  will  take all action reasonably necessary

to continue the listing and trading of its Common Stock on a Trading Market and will  comply in all respects with the Company's  reporting,  filing  and  other obligations under the bylaws or rules of the Trading Market.


4.12        Equal Treatment of Purchasers. No consideration shall be offered or paid to  any  person  to  amend  or  consent to a waiver or modification of any provision of any of the Transaction Documents  unless the same consideration is

also  offered  to  all  of  the parties to the Transaction  Documents.      For

clarification purposes,  this provision constitutes a separate right granted to each Purchaser by the Company  and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers  acting  in  concert  or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13        Participation in Future Financing.  From the date  hereof  until 12 months  after  the  Effective  Date,  upon  any financing by the Company of its

Common  Stock  or  Common  Stock Equivalents (a "Subsequent  Financing"),  each

Purchaser shall have the right  to participate in up to 100% of such Subsequent

Financing. At least 5 Trading Days  prior  to  the  closing  of  the Subsequent

Financing, the Company shall deliver to each Purchaser a written notice  of its intention  to  effect  a  Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if  it  wants  to review the details of such financing

(such additional notice, a "Subsequent Financing  Notice").    Upon the request

of  a  Purchaser,  and only upon a request by such Purchaser, for a  Subsequent

Financing Notice, the  Company  shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent  Financing  Notice  to such Purchaser.

The  Subsequent  Financing  Notice  shall   describe in reasonable  detail  the

proposed terms of such Subsequent Financing, the amount of proceeds intended to be  raised  thereunder,  the  Person  with whom such  Subsequent  Financing  is proposed to be effected, and attached to which shall be a term sheet or similar

document relating thereto.    If  by  6:30  p.m.  (New  York  City time) on the

second  Trading  Day after all of the Purchasers have received the  Pre-Notice,

notifications of the  Purchasers  of  their  willingness  to participate in the

Subsequent  Financing  (or  to  cause their designees to provide)  is,  in  the aggregate, less than the total amount  of  the  Subsequent  Financing, then the

Company  may effect the remaining portion of such Subsequent Financing  on  the terms and  to  the Persons set forth in the Subsequent Financing Notice. If the

Company receives  no  notice  from a Purchaser as of such 2nd Trading Day, such

Purchaser shall be deemed to have  notified  the Company that it does not elect to  participate.  The  Company  must  provide  the  Purchasers  with  a  second

Subsequent Financing Notice, and the Purchasers will  again  have  the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated  for  any reason  on  the  terms  set forth in such Subsequent Financing Notice within 60

Trading Days after the date  of the initial Subsequent Financing Notice. In the event  the Company receives responses  to  Subsequent  Financing  Notices  from

Purchasers seeking to purchase more than the aggregate amount of the Subsequent

Financing,  each such Purchaser shall have the right to purchase their Pro Rata

Portion (as defined below) of the Participation Maximum.  "Pro Rata Portion" is the ratio of  (x)  the Subscription Amount of a participating Purchaser and (y)

the sum of the aggregate  Subscription  Amount of all participating Purchasers.

Notwithstanding the foregoing, this Section  4.13 shall not apply in respect of the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board  of  Directors of the Company or  a  majority  of  the  members  of  a  committee  of non-employee  directors established  for  such  purpose  or  (b)  securities upon the  exercise  of  or conversion  of  any  convertible securities, options  or  warrants  issued  and outstanding on the date  of  this Agreement, provided that such securities have not been amended since the date of this Agreement.


4.14        Intentionally Omitted.

4.15  Deliver of Securities After  Closing. The Company shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within 5 Trading Days of the Closing Date.

                           ARTICLE V. MISCELLANEOUS

5.1         Fees and Expenses. Except as otherwise set forth in this Agreement,

each  party  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,

accountants and other experts, if any, and  all other expenses incurred by such party  incident  to  the  negotiation,  preparation,  execution,  delivery  and performance of this Agreement. The Company  shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2         Entire  Agreement. The Transaction  Documents,  together  with  the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject  matter  hereof  and supersede all prior agreements and understandings, oral or written, with respect  to  such  matters, which the parties  acknowledge  have  been  merged  into  such  documents,  exhibits  and schedules.

5.3         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission,  if such notice or communication is delivered via facsimile at the facsimile number set  forth  on the signature pages attached hereto prior to 6:30 p.m. (New York

City time) on  a  Trading  Day,   (b)  the  next  Trading Day after the date of

transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is  not  a  Trading Day or later than 6:30 p.m. (New York  City  time)  on  any

Trading Day,  (c) the second Trading Day following the date of mailing, if sent by U.S. nationally  recognized  overnight  courier  service, or (d) upon actual receipt by the party to whom such notice is required  to  be given. The address for  such notices  and communications shall be as set forth  on  the  signature pages attached hereto.

5.4         Amendments; Waivers.   No provision of this Agreement may be waived

or amended  except in a written instrument signed, in the case of an amendment,

by the Company  and  each  Purchaser  or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision,  condition  or  requirement hereof,

nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5         Construction.    The headings herein are for convenience  only,  do

not  constitute  a  part  of this Agreement and shall not be deemed to limit or

affect any of the provisions hereof.   The language used in this Agreement will

be deemed to be the language  chosen  by  the  parties  to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6         Successors and Assigns. This Agreement shall  be  binding  upon and inure to the benefit of the parties and their successors and permitted assigns.

The  Company  may  not  assign  this  Agreement  or  any  rights or obligations

hereunder without the prior written consent of each Purchaser.    Any Purchaser

may assign any or all of its rights under this Agreement to any Person  to whom


such  Purchaser  assigns  or transfers any Securities, provided such transferee agrees in writing to be bound,  with  respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

5.7         No Third-Party Beneficiaries.  This  Agreement  is intended for the benefit  of  the parties hereto and their respective successors  and  permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.8         Governing   Law.     All  questions  concerning  the  construction,

validity, enforcement and  interpretation of the Transaction Documents shall be governed by and  construed and enforced in accordance with the internal laws of the State of New York, without  regard  to  the  principles of conflicts of law

thereof.    Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City  of  New  York,  borough of

Manhattan  for  the  adjudication  of  any  dispute  hereunder or in connection herewith  or  with  any  transaction  contemplated hereby or  discussed  herein

(including  with  respect  to  the  enforcement   of  any  of  the  Transaction

Documents), and hereby irrevocably waives, and agrees  not  to  assert  in  any suit,  action or proceeding, any claim that it is not personally subject to the jurisdiction  of  any  such  court,  that  such  suit,  action or proceeding is

improper  or  inconvenient  venue  for  such proceeding.    Each  party  hereby

irrevocably waives personal service of process  and  consents  to process being served  in  any such suit, action or proceeding by mailing a copy  thereof  via registered or  certified mail or overnight delivery (with evidence of delivery)

to such party at  the  address in effect for notices to it under this Agreement and agrees that such service  shall  constitute  good and sufficient service of process and notice thereof.  Nothing contained herein  shall be deemed to limit in  any  way  any right to serve process in any manner permitted  by  law.  The parties hereby  waive  all  rights  to  a  trial by jury. If either party shall commence an action or proceeding to enforce  any  provisions of the Transaction

Documents,  then the prevailing party in such action  or  proceeding  shall  be reimbursed by  the  other  party  for  its  attorneys' fees and other costs and expenses incurred with the investigation, preparation  and  prosecution of such action or proceeding.

5.9         Survival.     The  representations  and  warranties  herein   shall

survive the Closing and delivery of the Shares and Warrant Shares.

5.10        Execution.   This   Agreement  may  be  executed  in  two  or  more

counterparts, all of which when taken  together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party,  it  being  understood  that  both parties need not sign the same counterpart.  In the event that any signature is delivered  by  facsimile  transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force  and  effect  as if such facsimile signature page were an original thereof.

5.11        Severability.   If any provision  of  this  Agreement is held to be

invalid or unenforceable in any respect, the validity and enforceability of the remaining  terms  and  provisions of this Agreement shall not  in  any  way  be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.


5.12        Rescission  and  Withdrawal  Right.     Notwithstanding anything to

the contrary contained in (and without limiting  any similar provisions of) the

Transaction  Documents,  whenever any Purchaser exercises  a  right,  election,

demand or option under a Transaction  Document  and the Company does not timely perform its related obligations within the periods  therein provided, then such

Purchaser may rescind or withdraw, in its sole discretion  from  time  to  time upon written notice to the Company, any relevant notice, demand or election  in whole or in part without prejudice to its future actions and rights.

5.13        Replacement   of  Securities.  If  any  certificate  or  instrument

evidencing any Securities is  mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued  in  exchange  and  substitution for and upon

cancellation  thereof,  or  in  lieu  of  and  substitution  therefor,   a  new

certificate  or  instrument,  but  only  upon  receipt  of  evidence reasonably satisfactory  to the Company of such loss, theft or destruction  and  customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under  such  circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.14        Remedies.   In  addition  to  being entitled to exercise all rights

provided herein or granted by law, including  recovery  of damages, each of the

Purchasers and the Company will be entitled to specific performance  under  the

Transaction  Documents.  The  parties  agree  that  monetary damages may not be adequate  compensation  for  any  loss  incurred by reason  of  any  breach  of obligations described in the foregoing sentence  and  hereby agrees to waive in any action for specific performance of any such obligation  the  defense that a remedy at law would be adequate.

5.15        Payment Set Aside. To the extent that the Company makes  a  payment or  payments  to  any  Purchaser  pursuant  to  any  Transaction  Document or a

Purchaser  enforces  or  exercises  its rights thereunder, and such payment  or payments or the proceeds of such enforcement  or  exercise  or any part thereof are  subsequently  invalidated, declared to be fraudulent or preferential,  set aside, recovered from,  disgorged  by or are required to be refunded, repaid or otherwise restored to the Company, a  trustee,  receiver  or  any  other person under  any  law  (including,  without limitation, any bankruptcy law, state  or federal law, common law or equitable  cause  of  action), then to the extent of any such restoration the obligation or part thereof  originally  intended to be satisfied shall be revived and continued in full force and effect  as  if  such payment had not been made or such enforcement or setoff had not occurred.

5.16        Independent  Nature  of  Purchasers'  Obligations  and Rights.  The

obligations  of each Purchaser under any Transaction Document are  several  and not joint with  the  obligations of any other Purchaser, and no Purchaser shall be responsible in any  way  for the performance of the obligations of any other

Purchaser under any Transaction  Document.   Nothing contained herein or in any

Transaction Document, and no action  taken  by  any Purchaser pursuant thereto,

shall be deemed to constitute the Purchasers as a  partnership, an association,

a joint venture or any other kind of entity, or create  a  presumption that the

Purchasers are in any way acting in concert or as a group with  respect to such obligations or the transactions contemplated by the Transaction Document.  Each

Purchaser  shall be entitled to independently protect and enforce  its  rights,

including without  limitation,  the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other

Purchaser  to be joined as an additional  party  in  any  proceeding  for  such

purpose.   Each  Purchaser  has  been  represented  by  its  own separate legal counsel  in  their  review  and  negotiation of the Transaction Documents.  For reasons of administrative convenience  only,  Purchasers  and  their respective


counsel have chosen to communicate with the Company through FW.   FW  does  not

represent  all  of  the Purchasers but only The Shemano Group, who has acted as

placement agent to the  transaction.   The  Company  has elected to provide all

Purchasers with the same terms and Transaction Documents for the convenience of the  Company  and not because it was required or requested  to  do  so  by  the

Purchasers.

5.17        Liquidated Damages.    The Company's obligations to pay any partial

liquidated damages  or other amounts owing under the Transaction Documents is a continuing obligation  of  the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or  security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

IN WITNESS WHEREOF, the parties  hereto  have  caused  this Securities Purchase

Agreement to be duly executed by their respective authorized  signatories as of the date first indicated above.

MINES MANAGEMENT, INC.

Address for Notice:

By:

Name: Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOR PURCHASERS

FOLLOW]


 [PURCHASER SIGNATURE PAGES TO MNMM SECURITIES PURCHASE AGREEMENT]

IN  WITNESS  WHEREOF,  the  undersigned  have  caused this Securities  Purchase

Agreement to be duly executed by their respective  authorized signatories as of the date first indicated above.

Name of Investing Entity:___________________

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:_______________

Title of Authorized Signatory:______________

Address for Notice of Investing Entity:

Address for Delivery of Securities for Investing Entity (if not same as above):

Subscription Amount:

Shares:

Warrant Shares:

BIN Number: [WE SUGGEST YOU PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]


                             DISCLOSURE SCHEDULES

                         SECURITIES PURCHASE AGREEMENT

                 AMONG MINES MANAGEMENT, INC. (THE "COMPANY")

                     AND PURCHASER DATED FEBRUARY 3, 2004

Schedule 3.1 (a) Subsidiaries

Newhi, Inc., a Washington corporation, is a wholly owned subsidiary of the

Company. Schedule 3.1 (g) Capitalization

As of December 31, 2003, options to purchase 200,000  shares  of  Common  Stock were  outstanding  under  the 1998 fixed employee stock-based compensation plan and incentive based plan.

Stock option plans were adopted  by  the  shareholders  in  2003; options under those  plans  to  purchase 860,000 shares currently have been granted  and  are unexercised.

As a result of a private  placement  completed  in  2003,  purchasers  in  that offering  hold  unexercised common stock purchase warrants for 1,029,506 shares of the Company's Common Stock.

Schedule 3.1 (j) Litigation

The Company was informed in June, 2003 that William R. Green, a director of the

Company at that time,  had  engaged  in  a  purchase  and sale of the Company's shares  of  common  stock  in  a  manner  that violated Section  16(b)  of  the

Securities  Exchange  Act  of 1934. Mr. Green  disgorged  the  profit  on  that transaction to the Company.

Schedule 3. l(m) Regulatory Permits

The  Company  will be initiating  a  re-permitting  process  on  its  Montanore property in Montana  during  the  first  half  of  2004  with various state and federal agencies, including the Untied States Forest Service.

Schedule 3. l(n) Title to Assets

Although  the  Montanore  property  held by Newhi, Inc. includes  two  patented mining claims, a significant portion  of  the  Company's  holdings  consist  of unpatented  lode  and  mill  site  claims.  Unpatented mining claims are unique property interests and are generally considered  subject  to greater title risk than patented mining claims, or real property interests that  are  owned in fee simple.

DISCLOSURE SCHEDULES -1


Schedule 3.1(s) Certain Fees

The Company and the Shemano Group, Inc. have entered into an agreement  by  the terms of which the Company will pay a fee to the Shemano Group of seven percent

(7%)  of  the  Subscription  Amount  and  Warrants to purchase 30,000 shares of

Common Stock for each $1,000,000 of the Subscription  Amount.  Amounts  paid to the  Company by Purchasers following exercise of Common Stock Purchase Warrants will be subject to payment of the same cash fee and grant of warrants.

Schedule 3. l(v)

Purchasers  of  shares  of  Common  Stock in the private placement disclosed in

Schedule 3.1(z) will have registration rights similar to those set forth in the

Registration Rights Agreement.

Schedule 3.1(z) No Integrated Offering

The Company intends to offer to sell not to exceed 500,000 shares of its Common

Stock to not more than ten current shareholders  who  are accredited investors;

the  offering  will be made pursuant to Regulation D, rule  506.  The  offering price of the shares  and  the  price  and  terms  of  the common stock purchase warrants will be the same as the Per Share Purchase Price and the Warrants. The

Company believes that this offering would be integrated  with  the  transaction described in the Agreement.

Schedule 3.1 (ff) Accountants

LeMaster & Daniels PLLC

601 W. Riverside Ave., Suite 700

Spokane, Washington   99201

Schedule 4.7 Use of Proceeds Not applicable.

DISCLOSURE SCHEDULES -2